EXHIBIT 23.1






                               CONSENT OF COUNSEL


         We herby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 5 to the Form SB-2 Registration Statement for BioQuest International, Inc., under the caption "Legal Matters."




                                   /s/ DUNCAN, BLUM & ASSOCIATES
                                       Duncan, Blum & Associates


Bethesda, Maryland
August 24, 2001